Inventories - Summary of Inventories (Detail) - USD ($) $ in Millions		Jun. 30, 2026	Jun. 30, 2025
Classes of current inventories [abstract]
Raw materials and consumables		$ 3,041	$ 2,677
Work in progress		3,722	3,186
Finished goods		1,618	1,115
Total	[1]	8,381	6,978
Current		6,591	5,538
Non-current		$ 1,790	$ 1,440

[1]	Inventory write-downs of US$75 million were recognised during the year (2025: US$243 million; 2024: US$69 million). FY2025 included US$133 million associated with the transition of WAN operations into temporary suspension (2024: US$ nil). Inventory write-downs of US$13 million made in previous periods were reversed during the year (2025: US$18 million; 2024: US$19 million).